Cash Equivalents and Investments	12 Months Ended
Dec. 31, 2019
Cash and Cash Equivalents [Abstract]
Cash Equivalents and Investments
5. Cash and Cash Equivalents

As of December 31, 2019 and 2018, the Company had invested its excess cash balances primarily in cash and money market funds. The fair values of cash equivalents approximate their carrying values due to the short-term nature of such financial instruments.

The following table summarizes the Company’s cash and cash equivalents by significant investment category reported as cash and cash equivalents as of December 31, 2019 and 2018:

			Reported as:
(in thousands)	Amortized Cost	Estimated Fair Value	Cash and Cash Equivalents
December 31, 2019
Cash	$37,718	$37,718	$37,718
Money market funds	131,264	131,264	131,264
Total [1]	$168,982	$168,982	$168,982

December 31, 2018
Cash	$138,961	$138,961	$138,961
Money market funds	226,719	226,719	226,719
Total [1]	$365,680	$365,680	$365,680

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[1] The amounts above exclude $24.5 million and $28.9 million of cash at Noden classified as held for sale as of December 31, 2019 and 2018, respectively. See Note 3, Discontinued Operations Classified as Assets Held for Sale, for additional information.

The Company recognized approximately $0.8 million and $0.1 million, respectively, of gains on sales of available-for-sale securities in the years ended December 31, 2018 and 2017, respectively. As of December 31, 2019 and 2018 the Company did not have any available-for-sale securities.